ASHFORD INC. BOARD APPROVES PLAN TO DEREGISTER ITS COMMON STOCK

Dear Valued Associates,

I am writing to you today to give you an update on our company. Ashford Inc.’s Board of Directors have approved a plan to terminate the registration of its common stock with the SEC and discontinue its listing on the NYSE American stock exchange. This plan will be subject to a vote of Ashford’s stockholders expected to occur in the summer of this year. If approved, Ashford Inc. stock would cease to file public reports with the SEC and cease to be traded on the NYSE American. The process by which this is occurring is detailed in a press release published by the company.

This decision was driven by our commitment to strengthen our financial position, primarily the elimination of costs to remain a public company.

As you are aware, Ashford Inc. is the holding company for Ashford Securities, Remington Hospitality, Premier, INSPIRE Solutions, Pure Wellness, OpenKey, and RED Hospitality & Leisure, and provides advisory services to Ashford Hospitality Trust, Braemar Hotels & Resorts, the Texas Strategic Growth Fund, and Stirling Hotels & Resorts.

It is important for each associate to understand how this transaction may impact you both as an associate and a current stockholder of the company:

1.What this means for Associates: We currently do not anticipate any immediate changes to your role or compensation as a result of the transaction.
2.What this means for Stockholders: The transaction, if approved, would result in a reverse stock split of 1 for 10,000. Holders of less than 10,000 shares (vested and/or unvested) of the company’s common stock before the split in any one account would be automatically cashed out at a price of $5.00 per pre-split share.
If you desire to remain a stockholder of the company and you own 10,000 shares or more in multiple accounts with each account holding less than 10,000 shares, you must combine your holdings into one account that holds 10,000 or more shares. If accounts are not combined, any account holding under 10,000 shares will be automatically cashed out. The company will not be able to consolidate accounts on behalf of stockholders, so you will need to go into your holdings and make any changes to consolidate accounts proactively, if desired.

For more information, please visit Ashford Inc.’s website to view the press release and public filings associated with the proposed transaction. If you have questions, please reach out to communications@ashfordinc.com, and we will work to get your questions to the right person. There will be additional communication on this process in the weeks to come.

We appreciate your unwavering support as we embark on this new chapter for Ashford Inc.

Sincerely,
Monty Bennett

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Additional Information and Where to Find It
THIS COMMUNICATION IS ONLY A BRIEF DESCRIPTION OF THE PROPOSED TRANSACTION. IT IS NOT A REQUEST FOR OR SOLICITATION OF A PROXY OR AN OFFER TO ACQUIRE OR SELL ANY SHARES OF COMMON STOCK. THE COMPANY INTENDS TO FILE A PROXY STATEMENT AND OTHER REQUIRED MATERIALS, INCLUDING A SCHEDULE 13E-3, WITH THE SEC CONCERNING THE PROPOSED TRANSACTION. A COPY OF ALL FINAL PROXY MATERIALS WILL BE SENT TO STOCKHOLDERS PRIOR TO A SPECIAL MEETING OF STOCKHOLDERS AT WHICH THE COMPANY’S STOCKHOLDERS WILL BE ASKED TO VOTE ON THE PROPOSALS DESCRIBED IN THE MATERIALS PROVIDED BY THE COMPANY. THE COMPANY URGES ALL STOCKHOLDERS TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS WELL AS ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THOSE DOCUMENTS WILL INCLUDE IMPORTANT INFORMATION. A FREE COPY OF ALL MATERIALS THE COMPANY FILES WITH THE SEC, INCLUDING THE COMPANY’S SCHEDULE 13E-3 AND PROXY STATEMENT, WILL BE AVAILABLE AT NO COST ON THE SEC’S WEBSITE AT WWW.SEC.GOV. WHEN THOSE DOCUMENTS BECOME AVAILABLE, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED BY THE COMPANY MAY ALSO BE OBTAINED WITHOUT CHARGE BY DIRECTING A REQUEST TO ASHFORD INC., 14185 DALLAS PARKWAY, SUITE 1200, DALLAS, TEXAS 75254, ATTENTION: SECRETARY.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Proposed Transaction. Information concerning such participants will be set forth in the proxy statement to be filed by the Company in connection with the special meeting of stockholders to vote on the Proposed Transaction. To the extent that holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts to be printed in the Company’s proxy statement, such changes will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such participants in the solicitation of proxies in connection with the Proposed Transaction will be included in the proxy statement to be filed by the Company with the SEC in connection with the Proposed Transaction.

The Company’s Chief Executive Officer and Chairman of the Board, Monty J. Bennett, and other members of senior management of the Company may purchase or sell shares of common stock of the Company in the open market following the public announcement of the Proposed Transaction. Any such purchases or sales will be reported on Form 4 and Schedule 13D as required by law. These purchases and sales may increase or decrease the price of the Company’s common stock.

Forward Looking Statements
Certain statements and assumptions in this communication contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this communication include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Inc.’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to maintain compliance with NYSE American LLC continued listing standards; our ability to consummate the Proposed Transaction on the terms described herein, if at all; Form S-3 eligibility; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this communication are only made as of the date of this communication. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.